VOID AFTER DECEMBER _____, 2003
NUMBER
RT-	THIS CERTIFICATE AND THE RIGHTS REPRESENTED BY IT ARE HELD SUBJECT TO THE TERMS AND CONDITIONS HEREIN DESCRIBED. ANY SALE, ASSIGNMENT, PLEDGE OR TRANSFER OF THESE RIGHTS IS STRICTLY PROHIBITED.	FIRM TRANSFERABLE RIGHTS

XO COMMUNICATIONS, INC.

TRANSFERABLE RIGHTS CERTIFICATE	CUSIP 983764 17 6

This non-transferable class A rights certificate (the “Transferable Rights Certificate”) certifies that FOR VALUE RECEIVED or the assignee specified on the reverse hereof (the “Holder”) is the owner of transferable subscription rights (the “Transferable Rights”) with the number of firm subscription rights set forth above. Upon presentation of this Transferable Subscription Rights Certificate with the form of election on the reverse side hereof properly completed and duty executed and accompanied by payment in full of the Purchase Price in U.S. dollars for the number of shares of New Common Stock subscribed by check, bank check, money order or wire transfer, the Holder is entitled to purchase from XO Communications, Inc., a Delaware corporation (the “Company”), at any time on or before November     , 2003 (the “Subscription Rights Expiration Date”), at the office of American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, NY 10038, or its successors, as Rights Agent (the “Rights Agent”), for a purchase price of $5.00 (the “Purchase Price”) a number of fully paid and non-assessable shares of the Company’s common stock par value $.01 per share (the “New Common Stock”) equal to the number of firm subscription right as set forth above, as described in the Prospectus, dated October     , 2003, related to these securities (the “Prospectus”). Capitalized terms used herein without definition are used as defined in the Prospectus.

     The Company will sell       shares of New Common Stock as a result of the initial stage of this offering and is offering      shares of New Common Stock (the “Rights Shares”) at $5.00 per share for an aggregate of $     in the second stage of this offering. Any term not defined herein shall have the meaning as set forth in the Prospectus.

     Each Holder may specify on the back of this Transferable Rights Certificate the total number of Rights Shares it wishes to purchase up to the amount of Firm Subscription Rights listed on the front of this Transferable Rights Certificate The payment for such Rights Shares will be held in a special bank account by the Rights Agent. The Rights Agent will issue New Common Stock certificates to subscribers as described in the Prospectus as soon as commercially practicable after the conclusion of the offering. The Company will issue no fractional shares of New Common Stock.

     This Transferable Rights Certificate, and the Transferable Rights represented hereby are transferable and assignable in accordance with the terms and conditions of the Prospectus. Prior to the exercise of any Transferable Rights represented hereby, the Holder shall not be entitled to any rights of a stockholder of the Company by virtue of such holder’s ownership of any Transferable Rights, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company or to receive any notice.

     This Transferable Rights Certificate shall not be valid or obligatory until it has be countersigned by the Rights Agent.

     IN WITNESS WHEREOF, the Company has caused this Transferable Rights Certificate to be signed by its duly authorized officers and its corporate seal to be imprinted hereon.

Dated:		XO COMMUNICATIONS, INC.

By:		By:
	SENIOR VICE PRESIDENT, CHIEF FINANCIAL OFFICER		CHIEF EXECUTIVE OFFICER, PRESIDENT AND DIRECTOR

Countersigned and Registered:
AMERICAN STOCK TRANSFER & TRUST COMPANY
as Rights Agent

XO COMMUNICATIONS, INC.

FORM OF ELECTION TO EXERCISE TRANSFERABLE RIGHTS
(to be executed if holder desires to exercise the Rights)
Please Print All Information Clearly And Legibly.

     The undersigned irrevocably hereby elects to exercise Transferable Rights represented by this Transferable Rights Certificate and irrevocably subscribes to purchase the number of Rights Shares set forth below upon the terms and subject to the conditions set forth on the face of this Transferable Rights Certificate and in the Prospectus:

Total Number of Shares requested:		Rights Shares*

Purchase Price:	$5.00 per share

Total Subscription Price:	$

(amount enclosed)

*	Up to the amount of Firm Subscription Rights listed on the front of this Transferable Rights Certificate.

     The form of election must be accompanied by check, bank check, money order or wire transfer in U.S. dollars for the number of Rights Shares requested multiplied by the $5.00 purchase price per share.

Method of Payment (check one):

☐	Check, Bank Draft, Cashier’s Check or Money Order Payable to American Stock Transfer & Company as Right Agent — XO Communications, Inc.

☐	Wire Transfer directly to a bank account maintained by American Stock Transfer & Trust Company as Rights Agent — XO Communications, Inc. at Chase Manhattan Bank, ABA Routing #021-000-021, for Credit to Account #323053785, Further credit: XO Communications Rights Offering.

     The undersigned understands that he is not assured of receiving any Rights Shares in excess of the number of Firm Transferable Rights. The undersigned also understands that any portion of the purchase price remitted herewith in respect of shares requested but not allocated to him for purchase will be returned to him without interest in due course.

     The undersigned acknowledges that all Rights Shares will be issued in the name of the Holder and will be sent to the Holder’s address of record with the Rights Agent. By completing this Election to Exercise Transferable Rights, the undersigned hereby certifies that he has received and had an opportunity to read the Prospectus.

Holder Name	Social Security Number/TIN

Signature(s)

Holder Mailing Address	Signature(s)

Dated: _____, 2003

The signature(s) must correspond in every particular, without alteration, with the name(s) as printed on the reverse of this Transferable Rights Certificate.

ASSIGNMENT OF RIGHTS

          FOR VALUE RECEIVED, the undersigned registered holder hereby sells, assigns and transfers unto _______________(Name of Assignee) this Transferable Rights Certificate, together with all right, title and interest therein, and does irrevocably direct the Rights Agent to transfer the Transferable Rights of the undersigned registered holder on the books of the Rights Agent to such Assignee.

Dated:	, 2003	Signature(s)

The signature(s) of an executing Holder or an assigning Holder, in the event of an assignment, must correspond in every particular, without alteration, with the name(s) as printed on the reverse of this Transferable Rights Certificate.